UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 24, 2020

Date of Report (Date of earliest event reported)

BODY AND MIND INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender StreetVancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On March 24, 2020, Body and Mind Inc. (the “Company”) issued a news release announcing its financial results for the second fiscal quarter ended January 31, 2020. The information regarding the financial results for the second fiscal quarter ended January 31, 2020 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On March 24, 2020, the Company issued a news release announcing its financial results for the second fiscal quarter ended January 31, 2020 and is providing shareholders with the following operational update.

Q2 2020 Financial Summary (results expressed in $USD unless otherwise indicated):

•	Reported Q2 2020 revenue of $1.57 million;
•	Basic and Diluted loss per share of $0.01;
•	Q2 2020 consolidated revenue reported from Nevada operations only;
•	Income from the Ohio operations is treated as equity (in earnings income) until the expected closing of a pending definitive agreement to acquire 100% ownership of NMG Ohio, LLC.
•	The Company anticipates consolidating revenues from ShowGrow Long Beach, once local and state licenses to conduct medical and adult-use commercial cannabis retail operations, are issued to NMG Long Beach LLC;
•	Inventory of $1.52 million as of January 31, 2020;
•	At January 31, 2020, BaM had $3.37 million in cash and working capital surplus of $5.44 million.
•	Total Assets were $38.81 million and Total Liabilities were $4.10 million at January 31, 2020.
•	101,853,217 common shares were issued and outstanding.
•	At January 31, 2020, BaM had zero serviceable debt (the interest on the CAD$1.6 million unsecured convertible debenture has been prepaid up to June 30, 2020 and as consideration for receiving interest in advance the lender has waived the right to receive further cash and had agreed to convert the debt into equity on July 1, 2020).

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Operational Milestones for Q2 2020 and to Date:

California:

•	Construction at the ShowGrow San Diego location by NMG San Diego, LLC, is substantially complete and is anticipated to open pending local and state approvals. NMG San Diego, LLC is a 60% owned indirect subsidiary of BaM. View updated construction photos at http://bamcannabis.com/construction-update-march2020
•	Provisional Medical and Adult-use licenses for the San Diego location have been received by NMG San Diego, LLC;
•	Our wholly-owned indirect subsidiary, NMG Long Beach, LLC, has an application in process for the transfer of the Long Beach Medical and Adult-use dispensary license to NMG Long Beach, LLC;
•	Satellites Dip, LLC increased production offerings and distribution of BaM’s award-winning products to dispensaries in the state of California.

Nevada:

•	Completed construction and commenced operations at the new 7,500 square foot Nevada production facility;
•	BaM has commenced production utilizing new mechanization and automation equipment which will support expansion of the BaM product lines, SKU’s, and operating efficiencies.

Ohio:

•	BaM managed the fully operational Clubhouse dispensary outside Cleveland, Ohio, which is currently 30% indirectly owned by BaM;
•	A definitive agreement is in place to acquire the remaining 70% ownership of Clubhouse subject to regulatory approval;
•	Development of the Ohio production facility, which is currently 30% indirectly owned by BaM, was advanced with the execution of a long term lease and finalized architectural drawings;

Arkansas:

•	Expanded into Arkansas pursuant to a management arrangement with in-state licensee, Comprehensive Care Group LLC, with a dispensary and fifty plant cultivation facility;
•	Substantially completed construction of the medical dispensary in West Memphis, Arkansas. View updated construction photos at http://bamcannabis.com/construction-update-march2020
•	The facility is approximately 10,000 square feet with roughly 3,500 square feet of retail and approximately 6,500 square feet constructed for future cultivation and operations;
•	BaM and Comprehensive Care Group LLC are working closely with regulators to finalize inspections and certifications required to open the dispensary.

“Over the last quarter we have continued to expand operations with completion of the new Nevada production facility and substantial completion of the San Diego and Arkansas dispensaries. We look forward to opening both dispensary operations pending local and state approvals, which are in process” stated Michael Mills, President and Interim CEO of BaM. “While our highest revenue quarter to date was achieved by our Nevada operations, BaM has also been operating both the ShowGrow Long Beach and the Ohio dispensary for the full quarter. Revenues from ShowGrow Long Beach and Ohio are anticipated to be consolidated pending license transfers to BaM’s designated subsidiary from the current owners. Both the ShowGrow Long Beach dispensary and Ohio dispensary have definitive agreements providing for 100% ownership, pending the transfer of licenses to BaM subsidiaries. Our team has successfully focused on increased revenues and cost controls during our expansion period.”

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“The past weeks have been incredibly challenging across the world and I have been greatly encouraged by the support of our operating States to continue dispensary and/or delivery, cultivation and production operations. All stakeholders have done their best to ensure a continued supply of safe and tested cannabis products for all patients and the consuming public. Our management and employee team have engaged in significant planning and protocols to ensure the utmost safety for our patients, customers and staff. We have been practicing CDC's Interim Guidance for Businesses and Employers to Plan and Respond to Coronavirus Disease cleaning and anti-virus protocols since early March and continue to rapidly update our procedures as new information becomes available,” stated Mr. Mills. “I would like to express my deep gratitude to the entire BaM team for their collective achievements this quarter and for their commitment to creating a safe environment for our patients, customers and staff.”

The unaudited consolidated interim financial statements for the quarter ended January 31, 2020 are available on SEDAR and EDGAR and should be read in connection with this news release.

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated March 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: March 24, 2020	By:	/s/ Michael Mills
Michael Mills President, Interim CEO and Director

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